                                                                    EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (3)  The Report fully complies with the requirements of
                       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

              /s/ Joseph H. Black

              Joseph H. Black
              Chief Financial Officer
              November 14, 2002

              I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.

              /s/ Susanne Dickey

              Susanne Dickey
              Assistant Financial Officer
              November 14, 2002